UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2021

Date of reporting period:  November 30, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

Convergence Long/Short Equity Fund

November 30, 2021

Investment Adviser

Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

SCHEDULE OF SECURITIES SOLD SHORT	17

STATEMENT OF ASSETS AND LIABILITIES	25

STATEMENT OF OPERATIONS	26

STATEMENTS OF CHANGES IN NET ASSETS	27

STATEMENT OF CASH FLOWS	28

FINANCIAL HIGHLIGHTS	30

NOTES TO FINANCIAL STATEMENTS	32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	42

BASIS FOR TRUSTEES’ APPROVAL
OF INVESTMENT ADVISORY AGREEMENT	43

NOTICE OF PRIVACY POLICY & PRACTICES	47

ADDITIONAL INFORMATION	48

Convergence Investment Partners
2021 Annual Shareholder Report

Convergence Long/Short Equity Fund (MARNX)
Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Long/Short Equity Fund (the “Fund”) for the year ended November 30, 2021.  We have been managing our Fund, incepted December 29, 2009, for nearly twelve years.  Our Fund employs the Convergence systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their fundamentally weaker counterparts. Over the long-term, our Fund strives for strong total returns with the potential for downside risk mitigation through an active short.  We manage our Fund with the philosophy that over the long-term, strong fundamentals outperform weak fundamentals.  Moreover, our Fund utilizes the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify, and rank strong and weak fundamentals.

Our long-term investors know that we utilize numerous factors grouped into factor composites like Traditional Value and Accelerating Sales.  We monitor the performance of these composites to learn what the market is rewarding or punishing.  Over the twelve months ended November 30, 2021, we see that much of the positive spread or differentiation in stocks has been a combination of price momentum, earnings momentum and lower risk companies, in terms of volatility and analyst coverage.  Conversely, there was negative contribution from fundamental tilts to companies with prudent capital discipline, high expected growth, and lower levels of accruals.  As we have stated before, this has demonstrated the benefit of the fundamental factor diversification that we employ at Convergence. While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on sound economic principles, help produce real wealth for investors over time as they provide complimentary attributes.  We remain steadfast to our philosophy that strong fundamentals win in the long run.

Digging a bit deeper into the performance of the past twelve months ended November 30, 2021, our Fund outperformed its benchmark.  Our Fund’s long positions outperformed the Russell 3000 Index and the short positions trailed, which generated a positive long-short spread for the year.  It is important to remember that our Fund maintained a net exposure of approximately 82% for the twelve months ended November 30, 2021, with 40% of capital invested in short positions, while our Fund’s long-only benchmark maintains 0%.  Our Fund’s holdings in the Energy, Pharmaceuticals and Consumer Services industry groups contributed the most to our total returns for the twelve months ended November 30, 2021.  The largest detracting industry groups for the same period were Automobiles, Household & Personal Products and Semiconductors.

At Convergence, we understand that our Fund’s long (short) positions will not outperform (underperform) in every consecutive month, quarter, or year.  We do, however, firmly believe that investment decisions based on a sound and logical philosophy, paired with a long-term approach, can provide attractive risk-adjusted returns.  Buying reasonably valued stocks with strong earnings and sales growth, while shorting unprofitable stocks with wild valuations, has been our recipe for success at Convergence.

Convergence Long/Short Equity Fund Performance:

The objective of the Convergence Long/Short Equity Fund is to seek long-term capital growth.  The Fund seeks to realize its investment objective by establishing long and short positions in equity securities of larger cap domestic companies with medium and large market capitalizations. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and it will sell short securities expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50 to 100% of the fund’s total assets. Under normal market conditions, the Fund’s long positions may range from 90% to 150% of the Fund’s total assets, and its short positions may range from 20% to 70% of the Fund’s total assets. In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies within each industry group.

In the twelve months ended November 30, 2021, the Fund returned 28.26%, versus the Russell 3000® Total Return Index at 26.34%.

Average Annual Total Returns (net of fees)

								Since
Through	One	Three		One	Three	Five	Ten	Inception
Nov 30, 2021	Month	Month	YTD	Year	Year	Year	Year	Annualized
Convergence
Long/Short Equity
(MARNX)	0.79%	-0.17%	25.63%	28.26%	7.43%	9.67%	12.02%	11.92%
Russell 3000®
Total Return	-1.52%	0.42%	20.90%	26.34%	20.20%	17.51%	15.95%	14.64%

Fund inception = 12/29/2009

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

As of the most recent prospectus dated March 30, 2021, Gross Expense Ratio on the Fund is 2.58%. Net Expense Ratio on the Fund applicable to investors is 2.39%. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to contractually waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.50% of the average net assets for the Institutional Class of the Fund through March 30, 2023.

Periods less than 12 months are not annualized.

The Convergence fundamental stock picking methodology is geared toward long holdings with strong cash flow, earnings, profits and other desirable financial characteristics. We strive to achieve these favorable portfolio statistics while never overpaying in terms of valuation. Our research has shown that, over time, companies with these characteristics have rewarded investors, as the portfolio statistics are signs of healthy and growing companies with competitively strong business models. The Convergence process separately seeks to identify companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting.

In closing, as we always say, stay fundamental.

Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

Mutual fund investing involves risk. Principal loss is possible. Investments in midcap companies involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. The Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

Quasar Distributors, LLC, distributor.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

The Russell 3000 Index measures the performance of the largest 3000 Total Return U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index. The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees.

CONVERGENCE LONG/SHORT EQUITY FUND
Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/21 – 11/30/21).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CONVERGENCE LONG/SHORT EQUITY FUND
Expense Examples (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/21	11/30/21	6/1/21 – 11/30/21*
Actual**	$1,000.00	$1,032.80	$10.50
Hypothetical (5% return
before expenses)***	$1,000.00	$1,014.74	$10.40

*
Expenses are equal to the Fund’s annualized expense ratio of 2.06%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.50%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $7.64.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $7.59.

CONVERGENCE LONG/SHORT EQUITY FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to seek long-term capital growth. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. As of December 31, 2020, the market capitalization range of the upper half of the Russell 3000® Total Return Index was between $2.03 billion and $2,255.97 billion. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE LONG/SHORT EQUITY FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2021

		Russell 3000®
	Institutional	Total Return
	Class Shares	Index
One Year	28.26%	26.34%
Three Year	7.43%	20.20%
Five Year	9.67%	17.51%
Ten Year	12.02%	15.95%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index over the last 10 year time period, 11/30/2011 to 11/30/2021, for Institutional Class shares. The graph does not imply any future performance.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $15,000 Investment

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments

November 30, 2021

	Shares	Value
COMMON STOCKS* – 111.89%

Accommodation – 1.76%
Boyd Gaming Corp. (a)	2,198	$128,824
Hyatt Hotels Corp. – Class A (a)	1,728	136,115
Red Rock Resorts, Inc. – Class A	3,222	153,174
Travel + Leisure Co.	1,993	98,095
		516,208

Administrative and Support Services – 2.77%
AMN Healthcare Services, Inc. (a)	1,508	171,927
Korn Ferry	1,200	87,288
Live Nation Entertainment, Inc. (a)	2,057	219,379
Robert Half International, Inc.	979	108,835
Scientific Games Corp. (a)	1,805	115,376
TriNet Group, Inc. (a)	1,109	111,233
		814,038

Apparel Manufacturing – 0.40%
Under Armour, Inc. – Class C (a)	5,792	116,245

Beverage and Tobacco Product Manufacturing – 0.74%
Philip Morris International, Inc.	2,529	217,342

Building Material and Garden Equipment and
Supplies Dealers – 1.44%
Home Depot, Inc.	1,055	422,644

Chemical Manufacturing – 8.71%
Abbott Laboratories	1,769	222,487
AbbVie, Inc.	2,239	258,112
CF Industries Holdings, Inc.	2,631	159,412
Gilead Sciences, Inc.	3,280	226,090
Johnson & Johnson	1,577	245,902
Moderna, Inc. (a)	1,041	366,879
Olin Corp.	2,893	157,235
Pfizer, Inc.	6,135	329,634
Procter & Gamble Co.	1,627	235,232
Regeneron Pharmaceuticals, Inc. (a)	389	247,610
Westlake Chemical Corp.	1,171	108,809
		2,557,402

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value

Clothing and Clothing Accessories Stores – 3.10%
Academy Sports & Outdoors, Inc. (a)	4,825	$215,292
Bath & Body Works, Inc.	4,922	369,789
Signet Jewelers Ltd. (c)	3,284	319,008
		904,089

Computer and Electronic Product Manufacturing – 19.92%
Alphabet, Inc. – Class A (a)	286	811,654
Alphabet, Inc. – Class C (a)	285	811,976
Amkor Technology, Inc.	19,583	422,209
Apple, Inc. (b)	5,433	898,075
Broadcom, Inc.	838	463,984
Bruker Corp.	2,735	221,508
HP, Inc.	9,131	322,141
IDEXX Laboratories, Inc. (a)	365	221,946
Jabil, Inc.	7,194	420,561
PerkinElmer, Inc.	1,436	261,581
QUALCOMM, Inc.	2,204	397,954
Synaptics, Inc. (a)	970	273,773
Teradata Corp. (a)	7,280	316,098
		5,843,460

Construction of Buildings – 1.20%
Avantor, Inc. (a)	6,534	257,962
NVR, Inc. (a)	18	94,056
		352,018

Credit Intermediation and Related Activities – 6.80%
Citigroup, Inc.	4,063	258,813
Discover Financial Services	1,946	209,876
Fulton Financial Corp.	13,877	219,118
JPMorgan Chase & Co.	1,330	211,244
KeyCorp	9,758	218,970
OneMain Holdings, Inc.	4,422	220,171
Synchrony Financial	6,106	273,488
UMB Financial Corp.	2,030	204,177
Wells Fargo & Co.	3,737	178,554
		1,994,411

Electrical Equipment, Appliance, and
Component Manufacturing – 0.49%
Whirlpool Corp.	653	142,184

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value

Fabricated Metal Product Manufacturing – 1.76%
Atkore, Inc. (a)	1,920	$204,480
Mueller Industries, Inc.	2,783	153,983
Nucor Corp.	1,464	155,565
		514,028

Food Manufacturing – 1.92%
Archer-Daniels-Midland Co.	2,754	171,326
Bunge Ltd. (c)	2,252	194,956
Darling Ingredients, Inc. (a)	2,894	195,403
		561,685

Food Services and Drinking Places – 1.24%
Manhattan Associates, Inc. (a)	2,324	362,916

General Merchandise Stores – 3.06%
Target Corp.	1,531	373,319
Wal-Mart, Inc.	3,736	525,394
		898,713

Health and Personal Care Stores – 0.66%
CVS Health Corp.	2,186	194,685

Hospitals – 1.57%
HCA Healthcare, Inc.	953	214,987
Tenet Healthcare Corp. (a)	3,347	243,896
		458,883

Insurance Carriers and Related Activities – 2.91%
Arch Capital Group Ltd. (a)(c)	3,193	128,933
Chubb Ltd. (c)	734	131,731
Fidelity National Financial, Inc.	2,927	143,160
First American Financial Corp.	1,808	134,117
Marsh & Mclennan Companies, Inc.	746	122,359
Radian Group, Inc.	9,443	192,354
		852,654

Leather and Allied Product Manufacturing – 0.34%
Tapestry, Inc.	2,468	99,016

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value

Machinery Manufacturing – 2.63%
Applied Materials, Inc.	2,803	$412,574
Brunswick Corp.	836	78,509
Deere & Co.	429	148,237
Terex Corp.	3,017	127,860
		767,180

Management of Companies and Enterprises – 1.16%
Capital One Financial Corp.	1,507	211,779
Cushman & Wakefield PLC (a)(c)	7,309	129,223
		341,002

Merchant Wholesalers, Durable Goods – 2.39%
Arrow Electronics, Inc. (a)	3,328	404,852
TD Synnex Corp.	2,851	294,964
		699,816

Merchant Wholesalers, Nondurable Goods – 1.97%
AmerisourceBergen Corp.	1,903	220,272
McKesson Corp.	1,120	242,771
Univar Solutions, Inc. (a)	4,389	113,719
		576,762

Mining (except Oil and Gas) – 0.53%
Freeport-McMoRan, Inc.	4,152	153,956

Motor Vehicle and Parts Dealers – 1.16%
Penske Automotive Group, Inc.	3,418	340,501

Nonmetallic Mineral Product Manufacturing – 0.52%
Eagle Materials, Inc.	985	151,907

Oil and Gas Extraction – 3.75%
APA Corp.	10,112	260,586
Continental Resources Inc/OK	5,346	237,042
EOG Resources, Inc.	2,208	192,096
Ovintiv, Inc.	6,643	230,911
Whiting Petroleum Corp. (a)	2,771	179,256
		1,099,891

Other Information Services – 2.49%
Meta Platforms, Inc. – Class A (a)	2,246	728,737

Paper Manufacturing – 0.54%
Boise Cascade Co.	2,426	157,278

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value

Plastics and Rubber Products Manufacturing – 1.11%
Goodyear Tire & Rubber Co. (a)	16,114	$324,053

Primary Metal Manufacturing – 1.70%
Alcoa Corp.	5,125	238,466
Encore Wire Corp.	1,208	169,676
Steel Dynamics, Inc.	1,514	90,537
		498,679

Professional, Scientific, and Technical Services – 8.41%
Accenture PLC – Class A (c)	1,103	394,212
EPAM Systems, Inc. (a)	417	253,765
Gartner, Inc. (a)	1,253	391,249
IQVIA Holdings, Inc. (a)	1,024	265,349
Mimecast Ltd. (a)(c)	5,968	483,408
Perficient, Inc. (a)	2,679	367,104
VMware, Inc. – Class A (b)	2,652	309,595
		2,464,682

Publishing Industries (except Internet) – 7.50%
Adobe Systems, Inc. (a)	628	420,666
Microsoft Corp. (b)	1,829	604,649
Oracle Corp.	4,210	382,015
SPS Commerce, Inc. (a)	2,247	316,805
Veeva Systems, Inc. – Class A (a)	769	217,304
Workiva, Inc. (a)	1,859	259,275
		2,200,714

Real Estate – 1.42%
CBRE Group, Inc. – Class A (a)	1,321	126,248
Jones Lang LaSalle, Inc. (a)	659	154,806
Newmark Group, Inc. – Class A	8,447	135,659
		416,713

Rental and Leasing Services – 1.82%
Avis Budget Group, Inc. (a)	1,337	367,126
Herc Holdings, Inc.	979	166,871
		533,997

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 3.14%
Evercore, Inc. – Class A	1,950	$270,465
Houlihan Lokey, Inc.	2,221	241,067
nVent Electric PLC (c)	4,911	171,050
S&P Global, Inc.	523	238,347
		920,929

Sporting Goods, Hobby, Musical Instrument,
and Book Stores – 1.18%
Dick’s Sporting Goods, Inc.	2,940	345,626

Transportation Equipment Manufacturing – 3.40%
General Dynamics Corp.	837	158,168
General Motors Co. (a)	5,746	332,521
Tesla, Inc. (a)	307	351,441
Textron, Inc.	2,192	155,194
		997,324

Truck Transportation – 1.31%
ArcBest Corp.	1,912	197,089
Landstar System, Inc.	1,117	188,270
		385,359

Utilities – 1.73%
Clearway Energy, Inc. – Class C	2,853	106,474
Exelon Corp.	1,958	103,245
MDU Resources Group, Inc.	5,515	150,174
UGI Corp.	3,536	145,860
		505,753

Waste Management and Remediation Services – 0.39%
Clean Harbors, Inc. (a)	1,122	113,816

Wood Product Manufacturing – 0.85%
Builders FirstSource, Inc. (a)	1,369	95,063
Owens Corning	1,833	155,512
		250,575
TOTAL COMMON STOCKS (Cost $26,280,068)		32,797,871

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Investments (Continued)

November 30, 2021

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 2.12%

Professional, Scientific, and Technical Services – 0.44%
Extra Space Storage, Inc.	649	$129,800

Real Estate – 1.17%
National Storage Affiliates Trust	1,992	122,269
PotlatchDeltic Corp.	2,312	125,172
STAG Industrial, Inc.	2,160	94,133
		341,574

Wood Product Manufacturing – 0.51%
Weyerhaeuser Co.	3,987	149,951
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $525,587)		621,325

SHORT-TERM INVESTMENTS – 0.24%
First American Government Obligations Fund –
Class X, 0.026% (b)(d)	71,049	71,049
TOTAL SHORT-TERM INVESTMENTS (Cost $71,049)		71,049
Total Investments (Cost $26,876,704) – 114.25%		33,490,245
Liabilities in Excess of Other Assets – (14.25)%		(4,176,893)
TOTAL NET ASSETS – 100.00%		$29,313,352

Percentages are stated as a percent of net assets.
*	Unless otherwise noted, all of a portion of these securities, totaling $31,444,832 are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	This security is not pledged as collateral for securities sold short.
(c)	Foreign issued security.
(d)	Seven day yield as of November 30, 2021.

Abbreviations:
Ltd.     Limited Liability Company.
PLC    Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short

November 30, 2021

	Shares	Value

SECURITIES SOLD SHORT – (33.48)%

COMMON STOCKS (31.71)%

Accommodation – (0.12)%
Las Vegas Sands Corp.	(947)	$(33,732)

Administrative and Support Services – (0.71)%
AdaptHealth Corp.	(2,567)	(50,390)
Cardlytics, Inc.	(1,333)	(90,084)
Dun & Bradstreet Holdings, Inc.	(1,852)	(35,188)
Scotts Miracle-Gro Co.	(216)	(31,296)
		(206,958)

Air Transportation – (0.26)%
Delta Air Lines, Inc.	(1,121)	(40,581)
United Continental Holdings, Inc.	(821)	(34,695)
		(75,276)

Ambulatory Health Care Services – (1.04)%
1Life Healthcare, Inc.	(2,814)	(44,827)
Accolade, Inc.	(1,891)	(48,542)
Guardant Health, Inc.	(593)	(62,336)
Novocure Ltd. (a)	(552)	(51,689)
Oak Street Health, Inc.	(1,601)	(49,551)
Teladoc Health, Inc.	(475)	(48,094)
		(305,039)

Amusement, Gambling, and Recreation Industries – (0.11)%
Wynn Resorts Ltd.	(413)	(33,457)

Beverage and Tobacco Product Manufacturing – (0.17)%
Boston Beer Company, Inc. – Class A	(112)	(50,531)

Broadcasting (except Internet) – (0.88)%
Liberty Broadband Corp. – Class C	(573)	(88,729)
Liberty Media Corp. Formula One – Class C	(1,545)	(94,121)
ViacomCBS, Inc. – Class B	(2,418)	(74,837)
		(257,687)

Building Material and Garden Equipment and
Supplies Dealers – (0.29)%
GrowGeneration Corp.	(5,320)	(86,715)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

Chemical Manufacturing – (2.21)%
Amyris, Inc.	(3,325)	$(22,810)
Apellis Pharmaceuticals, Inc.	(777)	(32,696)
Arena Pharmaceuticals, Inc.	(530)	(28,880)
Beam Therapeutics, Inc.	(466)	(36,884)
Blueprint Medicines Corp.	(679)	(65,319)
Bridgebio Pharma, Inc.	(1,671)	(67,675)
CMC Materials, Inc.	(723)	(96,014)
Fate Therapeutics, Inc.	(1,091)	(60,016)
Inter Parfums, Inc.	(737)	(64,731)
Intra-Cellular Therapies, Inc.	(706)	(28,579)
Iovance Biotherapeutics, Inc.	(1,168)	(21,865)
Mirati Therapeutics, Inc.	(448)	(61,273)
SpringWorks Therapeutics, Inc.	(370)	(26,585)
TG Therapeutics, Inc.	(1,239)	(18,833)
Turning Point Therapeutics, Inc.	(372)	(14,158)
		(646,318)

Clothing and Clothing Accessories Stores – (0.21)%
KKR & Co, Inc.	(832)	(61,942)

Computer and Electronic Product Manufacturing – (2.35)%
Advanced Energy Industries, Inc.	(1,347)	(118,119)
Bloom Energy Corp. – Class A	(1,826)	(50,178)
FormFactor, Inc.	(2,666)	(111,759)
Itron, Inc.	(1,311)	(81,164)
Mercury Systems, Inc.	(818)	(40,041)
Rambus, Inc.	(3,902)	(104,964)
ViaSat, Inc.	(2,248)	(99,564)
Wolfspeed, Inc.	(686)	(84,117)
		(689,906)

Construction of Buildings – (0.09)%
MDC Holdings, Inc.	(531)	(25,403)

Credit Intermediation and Related Activities – (1.52)%
Associated Banc-Corp.	(2,763)	(60,510)
Commerce Bancshares, Inc.	(808)	(56,398)
First Financial Bankshares, Inc.	(1,091)	(54,463)
First Horizon National Corp.	(3,589)	(57,891)
Live Oak Bancshares, Inc.	(533)	(47,490)
PennyMac Financial Services, Inc.	(888)	(56,237)
SouthState Corp.	(734)	(57,355)
Texas Capital Bancshares, Inc.	(1,029)	(57,953)
		(448,297)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

Electrical Equipment, Appliance, and
Component Manufacturing – (0.84)%
Helen of Troy Ltd. (a)	(106)	$(25,493)
IPG Photonics Corp.	(753)	(123,635)
Spectrum Brands Holdings, Inc.	(656)	(65,666)
Vivint Smart Home, Inc.	(3,016)	(31,789)
		(246,583)

Fabricated Metal Product Manufacturing – (0.25)%
BWX Technologies, Inc.	(703)	(33,533)
Chart Industries, Inc.	(222)	(38,750)
		(72,283)

Food and Beverage Stores – (0.47)%
Grocery Outlet Holding Corp.	(3,034)	(87,864)
Sprouts Farmers Market, Inc.	(1,875)	(49,613)
		(137,477)

Food Manufacturing – (0.71)%
Freshpet, Inc.	(441)	(47,637)
Hormel Foods Corp.	(1,292)	(53,489)
Lamb Weston Holdings, Inc.	(950)	(49,324)
McCormick & Company, Inc.	(691)	(59,302)
		(209,752)

Food Services and Drinking Places – (0.11)%
Shake Shack, Inc. – Class A	(447)	(32,627)

Funds, Trusts, and Other Financial Vehicles – (0.15)%
Open Lending Corp. – Class A	(1,888)	(43,877)

Furniture and Home Furnishings Stores – (0.09)%
MillerKnoll, Inc.	(663)	(25,154)

Furniture and Related Product Manufacturing – (0.05)%
Purple Innovation, Inc.	(1,528)	(15,769)

General Merchandise Stores – (0.64)%
Five Below, Inc.	(484)	(98,465)
Ollie’s Bargain Outlet Holdings, Inc.	(1,429)	(88,441)
		(186,906)

Heavy and Civil Engineering Construction – (0.15)%
FuelCell Energy, Inc.	(5,029)	(43,652)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

Insurance Carriers and Related Activities – (0.88)%
Assured Guaranty Ltd. (a)	(684)	$(33,495)
Equitable Holdings, Inc.	(2,039)	(64,147)
Goosehead Insurance, Inc. – Class A	(215)	(28,234)
Kemper Corp.	(683)	(37,784)
Palomar Holdings, Inc.	(443)	(32,374)
Renaissancere Holdings Ltd. (a)	(248)	(38,219)
Selectquote, Inc.	(2,652)	(23,868)
		(258,121)

Machinery Manufacturing – (0.83)%
Brooks Automation, Inc.	(878)	(99,302)
II-VI, Inc.	(2,282)	(142,693)
		(241,995)

Management of Companies and Enterprises – (0.75)%
Azek Company, Inc.	(1,091)	(42,789)
Cannae Holdings, Inc.	(2,281)	(67,449)
Norwegian Cruise Line Holdings Ltd. (a)	(1,496)	(29,187)
StoneCo Ltd. – Class A (a)	(5,241)	(81,760)
		(221,185)

Merchant Wholesalers, Nondurable Goods – (0.21)%
Allakos, Inc.	(407)	(31,889)
Zentalis Pharmaceuticals, Inc.	(344)	(28,225)
		(60,114)

Mining (except Oil and Gas) – (0.41)%
CNX Resources Corp.	(4,052)	(55,269)
Novagold Resources, Inc. (a)	(4,763)	(32,150)
Royal Gold, Inc.	(326)	(32,610)
		(120,029)

Miscellaneous Manufacturing – (0.57)%
Callaway Golf Co.	(919)	(24,776)
Inari Medical, Inc.	(761)	(62,813)
Insulet Corp.	(184)	(53,073)
Peloton Interactive, Inc. – Class A	(539)	(23,716)
		(164,378)

Motion Picture and Sound Recording Industries – (0.17)%
fuboTV, Inc.	(2,569)	(50,404)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

Motor Vehicle and Parts Dealers – (0.92)%
Cargurus, Inc.	(2,434)	$(91,275)
CarMax, Inc.	(663)	(93,649)
Vroom, Inc.	(6,115)	(84,570)
		(269,494)

Nonstore Retailers – (0.63)%
DoorDash, Inc. – Class A	(478)	(85,452)
Etsy, Inc.	(365)	(100,222)
		(185,674)

Oil and Gas Extraction – (0.12)%
ONE Gas, Inc.	(553)	(35,857)

Other Information Services – (0.25)%
Sabre Corp.	(9,563)	(72,009)

Performing Arts, Spectator Sports, and Related Industries – (0.28)%
Madison Square Garden Entertainment Corp.	(1,225)	(80,997)

Personal and Laundry Services – (0.34)%
IAC/InterActiveCorp	(750)	(100,238)

Petroleum and Coal Products Manufacturing – (0.19)%
Renewable Energy Group, Inc.	(1,187)	(56,715)

Plastics and Rubber Products Manufacturing – (0.57)%
AptarGroup, Inc.	(298)	(35,638)
Entegris, Inc.	(673)	(98,312)
Latham Group, Inc.	(1,259)	(32,444)
		(166,394)

Printing and Related Support Activities – (0.32)%
Fisker, Inc.	(4,414)	(94,415)

Professional, Scientific, and Technical Services – (3.80)%
Adaptive Biotechnologies Corp.	(1,061)	(27,681)
Allogene Therapeutics, Inc.	(2,326)	(43,008)
Ameresco, Inc. – Class A	(453)	(40,919)
Axonics, Inc.	(921)	(50,112)
Cytokinetics, Inc.	(654)	(25,728)
Digital Turbine, Inc.	(1,633)	(86,647)
Instil Bio, Inc.	(1,972)	(43,345)
Invitae Corp.	(1,638)	(27,846)
JFrog Ltd. (a)	(3,135)	(100,194)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

Professional, Scientific, and
Technical Services – (3.80)% (Continued)
Kodiak Sciences, Inc.	(388)	$(35,634)
Magnite, Inc.	(4,608)	(81,239)
Riot Blockchain, Inc.	(3,018)	(112,782)
Teledyne Technologies, Inc.	(315)	(130,817)
Trade Desk, Inc. – Class A	(971)	(100,421)
TuSimple Holdings, Inc.	(841)	(33,632)
Unity Software, Inc.	(505)	(87,057)
Wix.com Ltd. (a)	(570)	(87,096)
		(1,114,158)

Publishing Industries (except Internet) – (1.20)%
BigCommerce Holdings, Inc.	(1,997)	(90,404)
Fastly, Inc. – Class A	(2,065)	(84,169)
Okta, Inc.	(390)	(83,940)
Q2 Holdings, Inc.	(1,149)	(92,265)
		(350,778)

Real Estate – (0.47)%
MP Materials Corp.	(1,129)	(49,609)
Opendoor Technologies, Inc.	(1,362)	(21,574)
Redfin Corp.	(658)	(26,774)
Zillow Group, Inc. – Class C	(731)	(39,671)
		(137,628)

Rental and Leasing Services – (0.13)%
Triton International Ltd. – Class A (a)	(674)	(37,724)

Repair and Maintenance – (0.10)%
Driven Brands Holdings, Inc.	(963)	(29,718)

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – (1.09)%
API Group Corp.	(1,702)	(39,674)
ChargePoint Holdings, Inc.	(1,596)	(40,730)
Clarivate PLC (a)	(1,540)	(35,944)
E2open Parent Holdings, Inc.	(8,643)	(105,271)
Paysafe Ltd. (a)	(26,500)	(96,195)
		(317,814)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

Support Activities for Mining – (0.42)%
Hecla Mining Co.	(5,156)	$(28,564)
Helmerich & Payne, Inc.	(2,523)	(56,641)
Liberty Oilfield Services, Inc. – Class A	(4,072)	(37,463)
		(122,668)

Support Activities for Transportation – (0.26)%
GATX Corp.	(429)	(42,256)
XPO Logistics, Inc.	(486)	(35,205)
		(77,461)

Telecommunications – (1.25)%
Bandwidth, Inc.	(738)	(52,885)
T-Mobile US, Inc.	(478)	(52,011)
Twilio, Inc. – Class A	(334)	(95,574)
Ziff Davis, Inc.	(780)	(88,819)
Zoom Video Communications, Inc. – Class A	(380)	(80,336)
		(369,625)

Transit and Ground Passenger Transportation – (0.14)%
Lyft, Inc. – Class A	(1,014)	(41,179)

Transportation Equipment Manufacturing – (0.83)%
Boeing Co.	(185)	(36,602)
Dorman Products, Inc.	(715)	(79,351)
LCI Industries	(564)	(85,880)
Spirit AeroSystems Holdings, Inc. – Class A	(1,110)	(42,025)
		(243,858)

Utilities – (0.86)%
Atmos Energy Corp.	(479)	(43,263)
Brookfield Renewable Corp. (a)	(1,047)	(38,770)
New Fortress Energy, Inc.	(2,170)	(54,012)
OGE Energy Corp.	(1,129)	(38,747)
Public Service Enterprise Group, Inc.	(627)	(39,181)
Sunnova Energy International, Inc.	(1,046)	(38,671)
		(252,644)

Water Transportation – (0.11)%
Royal Caribbean Cruises Ltd. (a)	(451)	(31,489)

Wood Product Manufacturing – (0.19)%
Trex Company, Inc.	(426)	(56,560)
TOTAL COMMON STOCKS (Proceeds $11,003,080)		(9,296,664)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Schedule of Securities Sold Short (Continued)

November 30, 2021

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS (1.77)%

Administrative and Support Services – (0.11)%
DigitalBridge Group, Inc.	(3,876)	$(30,853)

Credit Intermediation and Related Activities – (0.23)%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(1,200)	(68,256)

Real Estate – (1.33)%
Alexandria Real Estate Equities, Inc.	(175)	(35,012)
Arbor Realty Trust, Inc.	(3,672)	(64,444)
Blackstone Mortgage Trust, Inc. – Class A	(2,060)	(61,800)
Digital Realty Trust, Inc.	(180)	(30,193)
Healthcare Trust of America, Inc. – Class A	(1,057)	(35,896)
Healthpeak Properties, Inc.	(919)	(30,198)
Host Hotels & Resorts, Inc.	(1,975)	(31,008)
Lexington Realty Trust	(2,143)	(32,252)
New Residential Investment Corp.	(6,355)	(67,554)
		(388,357)

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – (0.10)%
Americold Realty Trust	(920)	(30,029)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $525,977)		(517,495)
Total Securities Sold Short (Proceeds $11,529,057)		$(9,814,159)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamloze vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statement of Assets and Liabilities

November 30, 2021

Assets
Investments, at value (cost $26,876,704)	$33,490,245
Receivable for investments sold	2,387,695
Deposit for short sales at broker	5,834,522
Dividends and interest receivable	46,118
Receivable for Fund shares sold	20,000
Other assets	15,061
Total Assets	41,793,641

Liabilities
Securities sold short, at value (proceeds $11,529,057)	9,814,159
Payable for Fund shares redeemed	6,824
Payable for investments purchased	2,550,385
Dividends payable on short positions	3,467
Payable to broker for interest expense	1,929
Payable to Adviser	17,115
Payable to affiliates	62,057
Accrued expenses and other liabilities	24,353
Total Liabilities	12,480,289
Net Assets	$29,313,352

Net Assets Consist Of:
Paid-in capital	16,376,474
Total Distributable Earnings	12,936,878
Net Assets	$29,313,352

Institutional Class Shares
Net Assets	$29,313,352
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,633,676
Net asset value, redemption price and offering price per share	$17.94

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statement of Operations

For the Year Ended November 30, 2021

Investment Income
Dividend income	$553,867
Interest income	51
Total Investment Income	553,918

Expenses
Management fees	287,135
Administration fees	103,271
Interest and broker expenses	95,948
Dividends on short positions	77,362
Transfer agent fees and expenses	41,316
Federal and state registration fees	23,905
Legal fees	20,459
Audit and tax fees	19,494
Custody fees	17,618
Chief Compliance Officer fees	15,472
Trustees’ fees	11,757
Fund accounting fees	10,156
Reports to shareholders	7,134
Insurance fees	934
Other expenses	2,885
Total Expenses	734,846
Less waivers and reimbursement by Adviser (Note 4)	(130,361)
Net Expenses	604,485
Net Investment Income	(50,567)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	9,853,452
Short transactions	(3,340,029)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,146,890)
Short transactions	1,511,174
Realized and Unrealized Gain on Investments	6,877,707
Net Increase in Net Assets from Operations	$6,827,140

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2021	2020
From Operations
Net investment income (loss)	$(50,567)	$20,920
Net realized gain (loss) from:
Investments	9,853,452	5,918,578
Short transactions	(3,340,029)	(4,756,954)
Change in net unrealized
appreciation (depreciation) on:
Investments	(1,146,890)	(6,139,469)
Short transactions	1,511,174	26,610
Net increase (decrease) in net assets from operations	6,827,140	(4,930,315)

From Distributions
Net dividend and distributions	(62,000)	(15,480,309)
Net decrease in net assets resulting
from distributions paid	(62,000)	(15,480,309)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	12,942,673	2,181,815
Net asset value of shares issued in
reinvestment of distributions to shareholders –
Institutional Class	28,272	10,315,411
Payments for shares redeemed –
Institutional Class	(12,959,595)	(37,290,525)
Net increase (decrease) in net assets from capital
share transactions	11,350	(24,793,299)

Total Increase (Decrease) In Net Assets	6,776,490	(45,203,923)

Net Assets
Beginning of year	22,536,862	67,740,785
End of year	$29,313,352	$22,536,862

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND

Statement of Cash Flows

For the Year Ended November 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$6,827,140
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Purchases of investments	(108,532,132)
Proceeds of short-term investments, net	46,229
Proceeds from sales of long-term investments	116,279,058
Return of capital distributions received from underlying investments	73,287
Increase in dividends and interest receivable	(13,375)
Increase in receivable for investment securities sold	(2,387,695)
Increase in other assets	(1,948)
Proceeds from securities sold short	50,413,792
Purchases to cover securities sold short	(52,816,956)
Increase in payable for investment securities purchased	2,550,385
Decrease in dividends payable on short positions	(3,400)
Decrease in payable to broker for interest expense	(685)
Increase in payable to Adviser	8,059
Increase in accrued expenses and other liabilities	30,601
Unrealized appreciation on investments	1,146,890
Unrealized depreciation on short transactions	(1,511,174)
Net realized gain on investments	(9,853,452)
Net realized loss on short transactions	3,340,029
Net cash provided by operating activities	5,594,653
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	12,923,713
Payment on shares redeemed	(13,153,373)
Cash distributions paid to shareholders	(33,728)
Net cash used in financing activities	(263,388)
Net change in cash	$5,331,265
CASH:
Beginning Balance	503,257
Ending Balance	$5,834,522
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	96,633
Non-cash financing activities – distributions reinvested	28,272
Non-cash financing activities – (increase) in
receivable for Fund shares sold	(18,960)
Non-cash financing activities – decrease in payable for Fund shares redeemed	(193,778)
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE
BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	—
Deposit with brokers short sale proceeds	503,257
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE
END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	—
Deposit with brokers short sale proceeds	5,834,522

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

CONVERGENCE LONG/SHORT EQUITY FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Year

Total Return(2)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)
After waiver, expense reimbursement and recoupments(3)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.95% and 1.50%, 1.69% and 1.50%, 1.32% and 1.32%, 1.27% and 1.27%, 1.28% and 1.28% for the periods ended November 30, 2021, November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2021	2020	2019	2018	2017
$14.03	$19.76	$19.83	$21.03	$18.47

(0.03)	0.01	0.14	0.01	0.04
3.98	(1.11)	0.65	1.47	3.32
3.95	(1.10)	0.79	1.48	3.36

(0.04)	(0.13)	(0.07)	(0.04)	(0.18)
—	(4.50)	(0.79)	(2.64)	(0.62)
(0.04)	(4.63)	(0.86)	(2.68)	(0.80)

$17.94	$14.03	19.76	$19.83	$21.03

28.26%	-7.68%	4.72%	7.69%	18.81%

$29,313	$22,537	$67,741	$112,861	$128,565

2.56%	2.58%	2.18%	2.20%	2.11%
2.11%	2.39%	2.18%	2.20%	2.11%

(0.63)%	(0.13)%	0.76%	0.03%	0.20%
(0.18)%	0.06%	0.76%	0.03%	0.20%
303.76%	251.72%	239.08%	193.55%	214.61%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements
November 30, 2021

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Convergence Long/Short Equity Fund (the “Fund”) (formerly known as the Convergence Core Plus Fund) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 for Institutional Class shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the last sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described below. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2021:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$32,797,871	$—	$—	$32,797,871
Real Estate Investment Trusts	621,325	—	—	621,325
Short-Term Investments	71,049	—	—	71,049
Total Investments	33,490,245	—	—	33,490,245
Total Assets	$33,490,245	$—	$—	$33,490,245
Liabilities:
Securities Sold Short
Common Stocks	$(9,296,664)	$—	$—	$(9,296,664)
Real Estate Investment Trusts	(517,495)	—	—	(517,495)
Total Securities Sold Short	(9,814,159)	—	—	(9,814,159)
Total Liabilities	$(9,814,159)	$—	$—	$(9,814,159)

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the year ended November 30, 2021.

The Fund did not invest in derivative securities or engage in hedging activities during the year ended November 30, 2021.

(b) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

required based on the change in fair value of the securities sold short. The Fund’s securities sold short and deposits for short sales are held with one major securities broker-dealer. The Fund does not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

(c) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2021, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended November 30, 2018.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund does not charge a redemption fee, and therefore the offering and redemption price per share are equal to the Fund’s NAV per share.

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

(g) Allocation of Income, Expenses and Gains/Losses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (“REITs”) is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available and adjusts for actual classifications in the calendar year the information is reported.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2021 and November 30, 2020 was as follows:

	November 30, 2021	November 30, 2020
Ordinary Income	$62,000	$8,367,012
Long-Term Capital Gain	$—	$7,113,297

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2021. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction. The amounts designated as gain for the fiscal years ended November 30, 2021 and 2020 were as follows:

	November 30, 2021	November 30, 2020
Long-term	$1,489,805	$1,075,752

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$15,458,348
Gross tax unrealized appreciation	$8,880,412
Gross tax unrealized depreciation	(662,674)
Net tax unrealized appreciation	8,217,738
Undistributed ordinary income	2,017,130
Undistributed long-term capital gain	2,702,010
Total distributable earnings	4,719,140
Other accumulated losses	—
Total distributable earnings	$12,936,878

(1)	Includes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses, and equalization by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to equalization and have no effect on net assets or NAV per share. For the year ended November 30, 2021, the following table shows the reclassifications made:

Paid-in capital	$1,497,557
Total distributable earnings	$(1,497,557)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through the expiration date listed below, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions,

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed the expense limitation cap listed below of the Fund’s average daily net assets (the “Expense Limitation Cap”).

	Expiration Date	Expense Limitation Cap
Institutional Class	March 30, 2023	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal period ending:

November 30, 2022	$—
November 30, 2023	71,496
November 30, 2024	130,361

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the year ended November 30, 2021, and owed as of November 30, 2021 were as follows:

Incurred	Owed
$103,271	$33,444

Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The Trust’s Chief Compliance Officer is also an employee of Fund Services. Fees incurred for the year ended November 30, 2021, and owed as of November 30, 2021 were as follows:

	Incurred	Owed
Fund Accounting	$10,156	$3,468
Transfer Agency	$41,316	$13,666
Custody	$17,618	$6,329
Chief Compliance Officer	$15,472	$5,150

The Fund has a line of credit with U.S. Bank (see Note 9).

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

(6)	Capital Share Transactions

Transactions in Institutional Class shares of the Fund was as follows:

	Year Ended	Year Ended
	November 30, 2021	November 30, 2020
Shares sold	836,583	162,978
Shares reinvested	1,964	668,963
Shares redeemed	(811,170)	(2,653,782)
Net increase (decrease)	27,377	(1,821,841)

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short, for the Fund for the year ended November 30, 2021 is summarized below. There were no purchases or sales of U.S. government securities for the Fund.

Purchases	$108,532,132
Sales	$116,279,059

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2021, Charles Schwab & Co., for the benefit of others, held 47.83% of the Fund’s outstanding Institutional Class shares.

(9)	Line of Credit

At November 30, 2021, the Fund had a line of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $4,000,000 which matures August 6, 2022. The unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank. Interest was accrued at the prime rate of 3.25%. There were no loans outstanding for the Fund as of November 30, 2021. The following table provides information regarding usage of the line of credit for the year ended November 30, 2021.

	Average		Maximum	Maximum
Days	Amount of	Interest	Amount of	Borrowing
Utilized	Borrowing	Expense*	Borrowing	Dates
12/22/2020 &
8	$87,250	$63	$235,000	12/23/2020

*	Interest expense is included within other expenses on the Statement of Operations.

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

(10)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in a public health crisis, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(11)	Subsequent Events

At a meeting held on October 20, 2021, the Board of Trustees (the “Board”) of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) which provides for the conversion of the Fund, a mutual fund series of the Trust, from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Fund into the Convergence Long/Short Equity ETF (the “Acquiring Fund”), a newly-created ETF series of the Trust (the “Reorganization”). Because applicable legal requirements do not require shareholder approval of the Reorganization and the Board has determined that the Reorganization is in the best interests of the Fund and the Acquiring Fund, shareholders of the Fund are not being asked to vote on the Reorganization.

A combined Form N-14 information statement/prospectus (the “Information Statement”) providing information on the Reorganization, and including the Plan of Reorganization, will be mailed to shareholders of the Fund in January 2022. Under the Plan of Reorganization, shareholders of the Fund will receive shares of the Acquiring Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization is expected to be

CONVERGENCE LONG/SHORT EQUITY FUND
Notes to Financial Statements (Continued)
November 30, 2021

treated as a tax-free reorganization for federal income tax purposes. The Reorganization is expected to occur in the first quarter of 2022. Convergence has agreed to assume all of the costs of the Reorganization.

On December 17, 2021, the Fund declared and paid distributions from ordinary income, short-term realized gain, and long-term realized gain to shareholders of record as of December 16, 2021, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Realized Gains	Realized Gains
Convergence Long/Short Equity Fund	$ —	$2,017,143	$2,702,016

CONVERGENCE LONG/SHORT EQUITY FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Long/Short Equity Fund and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Convergence Long/Short Equity Fund (the “Fund”), a series of Trust for Professional Managers, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 28, 2022

CONVERGENCE LONG/SHORT EQUITY FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2021 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Long/Short Equity Fund (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC (“Adviser”), the Fund’s investment adviser.  The Trustees also met at a prior meeting held on June 23, 2021 (the “June 23, 2021 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2022.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of David J. Abitz and Justin Neuberg, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the

CONVERGENCE LONG/SHORT EQUITY FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Fund.  The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Total Return Index), and in comparison to a peer group of funds in the Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end long-short equity funds (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Fund.

The Trustees noted that for each of the quarter, five-year and ten-year periods ended March 31, 2021, the Fund’s performance was above the Morningstar Peer Group median.  The Trustees noted that for each of the one-year and three-year periods ended March 31, 2021, the Fund’s performance was below the Morningstar Peer Group median.  The Trustees also noted that for the quarter ended March 31, 2021, the Fund had outperformed the Russell 3000 Total Return Index.  The Trustees noted the Fund had underperformed the Russell 3000 Total Return Index for the one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2021.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as any fee waivers and expense reimbursements of the Adviser.

CONVERGENCE LONG/SHORT EQUITY FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser was providing subsidies for the Fund’s operations in the form of management fee waivers.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser with respect to the Fund, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 23, 2021 meeting and the August 4, 2021 meeting at which the Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% was below the Morningstar Peer Group average of 1.15%.  The Trustees noted that the Fund’s total expense ratio of 2.18% (net of fee waivers and expense reimbursements and including dividends and interest expense on short positions) was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees but includes dividends and interest expense on short positions) of 1.69%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and

CONVERGENCE LONG/SHORT EQUITY FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Agreement for an additional term ending August 31, 2022 as being in the best interests of the Fund and its shareholders.

CONVERGENCE LONG/SHORT EQUITY FUND
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2021, the Fund designated 44.68% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2021, 45.09% of dividends paid from net ordinary income for the Fund qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2021, the Fund designated 72.45% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	24	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department	company)
				of Accounting,	(2001-2021).
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	24	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company)
(2001-2021).

CONVERGENCE LONG/SHORT EQUITY FUND
 Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	24	President	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since		(2017–present),	Funds (an
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				2020), Executive	company)
				Vice President	(2003–2017);
				(1994–2017), U.S.	Trustee, USA
				Bancorp Fund	MUTUALS
				Services, LLC.	(an open-end
investment
company)

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice President	N/A
615 E. Michigan St.	Compliance	Term; Since		US Bancorp Fund
Milwaukee, WI 53202	Officer,	October 21,		Services, LLC
Year of Birth: 1965	Vice	2021		(2021–present);
	President			Chief Compliance
	and Anti-			Officer of Keeley-Teton
	Money			Advisors, LLC and
	Laundering			Teton Advisors, Inc
	Officer			(since 2017); Chief
Compliance Officer
of Keeley Asset
Management Corp.
(2015–2017).

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22, 2019		Bancorp Fund
Year of Birth: 1970				Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

CONVERGENCE LONG/SHORT EQUITY FUND
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT reports on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

CONVERGENCE LONG/SHORT EQUITY FUND

Investment Adviser	Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2021	FYE 11/30/2020
Audit Fees	$16,500	$16,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2021	FYE 11/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2021	FYE 11/30/2020
Registrant	0	0
Registrant’s Investment Adviser	0	0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  2/2/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  2/2/22

By (Signature and Title)*  /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date  2/2/22

* Print the name and title of each signing officer under his or her signature.